SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:    July 31, 2003

State Street Corporation
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-5108	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

225 Franklin Street, Boston, Massachusetts	02110
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:   (617) 786-3000

Item 5.    Other Events.

On July 31, 2003, Registrant issued a statement that six months after it acquired Deutsche Bank’s Global Securities Services business (GSS), its integration is on schedule and the company expects to meet its goal of retaining 90% of the revenue available from former Deutsche clients.

The press release issued by Registrant is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

            (c) Exhibits.

            99.1     Form of press release dated July 31, 2003

Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

By: /s/Frederick P. Baughman
Name:	Frederick P. Baughman
Title:	Senior Vice President, Controller and Chief Accounting Officer

Date:  August 1, 2003

EXHIBIT INDEX

Exhibit

99.1     Form of press release dated July 31, 2003

3